Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,439,893.96
Previously Paid Amount	0.00
Total Fee Amount	3,894.87
Total Offset Amount	0.00
Net Fee	$ 3,894.87